Schedule 14A Information
                                 Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant []

Check the appropriate box:
      [X] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Section. 240.14a-11(c) or
          Section 240.14a-12

                          Daleco Resources Corporation
           435 Devon Park Drive, Suite 410, Wayne, Pennsylvania, 19087
                           Telephone No.: 610-254-4199
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1) Title of each class of securities to which transaction applies:
              __________________________________________________________________

           2) Aggregate number of securities to which transaction applies:
              __________________________________________________________________

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________

           4) Proposed maximum aggregate value of transaction:
              __________________________________________________________________

           5) Total fee paid:
              __________________________________________________________________


      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


          1)  Amount Previously Paid:
              __________________________________________________________________

          2)  Form, Schedule or Registration Statement No.:
              __________________________________________________________________

          3)  Filing Party:
              Ehmann, Van Denbergh & Trainor, P.C.
              Two Penn Center Plaza, Suite 725, Philadelphia, Pennsylvania 19102
              __________________________________________________________________
         4)   Dated Filed:
              December __, 1997
              __________________________________________________________________

                          DALECO RESOURCES CORPORATION
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS


                                                                December 9, 1997


                  NOTICE IS HEREBY given that the Annual Meeting of the Shareholders of DALECO RESOURCES CORPORATION (the "Corporation") will be held in the Wilshire Room, Radison Beverly Pavilion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California 90212, on February 16, 1998, at 10:00 A.M., local time, to consider and take action upon the following matters:

(1) A ten for one reverse stock split and the amendment of the Certificate of Incorporation to change the authorized capital stock of the Corporation to 20,000,00 shares of Common Stock and 10,000,000 shares of Preferred Stock;

(2)  the approval of the Company's Non-Qualified Stock Option Plan;

(3)  election of Directors of the Corporation;

(4) ratification of Miller & Company as the Company's independent accountants for Fiscal Year 1998; and

(5)  such other matters as may properly come before the meeting.

         Stockholders of record at the close of business on December 29, 1997, will be entitled to vote at the meeting.

         A complete list of Stockholders entitled to vote at the meeting will be kept at the offices of the Company, 435 Deven Park Drive, Suite 410, Wayne, PA 19087 and Suite 290, 10350 Santa Monica Blvd. Los Angeles, CA 90025, for examination by any Stockholder, during ordinary business hours, for a period of not less than ten (10) days prior to the meeting.

Attached to this Notice is a form of such Proxy which should be returned, if you elect to use it, not later than 10:00 A.M., Eastern Time on February 16, 1998 to the stock transfer agent of the Company, StockTrans, Inc., 7 E. Lancaster Avenue, Ardmore, PA 19003.

                                              By Order of the Board of Directors



                                              ----------------------------------
                                              President


IMPORTANT:        PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN
----------        THE SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT PURPOSE
                  AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE
                  ANNUAL MEETING. IF LATER YOU DESIRE TO REVOKE YOUR PROXY FOR
                  ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE
                  ATTACHED PROXY STATEMENT.

                          DALECO RESOURCES CORPORATION
                         435 Devon Park Drive, Suite 410
                            Wayne, Pennsylvania 19087

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 16, 1998

         This PROXY STATEMENT is furnished to the Stockholders of Daleco Resources Corporation (the "Company") in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on February 16, 1998 in the Wilshire Room, Radison Beverly Pavilion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California, 90212, at 10:00 a.m. local time.

         The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is __________, 199__.

                              STOCKHOLDER PROPOSALS

         Stockholders desiring to present proposals for consideration at the Company's next annual meeting of stockholders must have their proposal received by the Company no later than September 1, 1998 to be considered for inclusion in the Company's Proxy Statement and proxy card for such meeting. Should any proposal be submitted after September 1, 1998, then it may be omitted by the Company from the proxy statement and proxy relating to that meeting.

                                     VOTING

General

         The securities which can be voted at the Annual Meeting consist of shares of Common Stock, par value $0.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted to the Stockholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is December 29, 1997 (the "Record Date"). On the Record Date, 27,767,880 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Quorum and Vote Required

         The presence, in person or by proxy, of A MAJORITY of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to pass any matter put to a vote at the Annual Meeting.

Vote by Proxy

         When voting by proxy, stockholders should specify their election as to each matter to be voted upon. If no specific instructions are given with regard to the matter to be voted upon, the shares represented by a signed proxy card will be voted "FOR" that matter.

         Any stockholder delivering a proxy has the power to revoke same at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

         In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, offices and employees in person and by telephone. Brokerage firms, nominees, custodians, and fiduciaries may also be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the Annual Meeting will be borne by the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information, as of December 1, 1997 regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock.

==========================================================================================================================

                                                                     AMOUNT AND NATURE OF                   PERCENT OF
             NAME AND ADDRESS OF BENEFICIAL OWNER                      BENEFICIAL OWNER                        CLASS
--------------------------------------------------------------------------------------------------------------------------
Dov Amir                                                               2, 536,547 shares                       7.55%
Chairman of the Board of Directors and                                        (1)
   Chief Executive Officer
10350 Santa Monica Blvd, Suite 250
Los Angeles, CA 90025   (4)
--------------------------------------------------------------------------------------------------------------------------
Louis W. Erlich                                                            2,072,245                           6.14%
Vice Chairman of the Board of Directors  (4)                                  (2)
--------------------------------------------------------------------------------------------------------------------------
David F. Lincoln                                                       2,570,000 shares                        7.62%
435 Devon Park Drive, Suite 410                                               (2)
Wayne, Pennsylvania 19087
==========================================================================================================================

(1) The stock ownership of Mr. Amir includes: 2,385,817 shares owned directly; 730 shares owned by the Amir Family Trust, dated May 13, 1991; 150,000 shares which are subject to acquisition pursuant to an option to purchase such shares on or before January 6, 2000 at $.25 per share.

(2) The stock ownership of Mr. Erlich includes: 1,919,055 shares owned directly, 3,190 shares owned by his wife; 150,000 shares which are subject to acquisition pursuant to an option to purchase such shares on or before January 6, 2000 at $.25 per share.

(3) The stock ownership of Mr. Lincoln consists of 1,820,000 shares and warrants for 750,000 shares at $.35 which expire October 1, 2001. Mr. Lincoln is Vice Chairman of the Board of Directors and a Vice President of the Company. Formerly, Mr. Lincoln was the Chairman of the Board and Chief Executive Officer of Deven Resources, Inc. Mr. Lincoln is also a managing director of EnerTech Capital Partners, a venture capital firm.

(4) The address of both Mr. Amir and Mr. Erlich is: 10350 Santa Monica Boulevard, Suite 290, Los Angeles, California 90025.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the shares of Common Stock of the Company beneficially owned as of the Record Date by each officer and director of the Company and by officers and directors as a group:

===========================================================================================================================

    CLASS OF                            NAME, AGE AND POSITION                            AMOUNT OF              PERCENT
      STOCK                                WITH THE COMPANY                               BENEFICIAL             OF CLASS
                                                                                          OWNERSHIP                (%)
---------------------------------------------------------------------------------------------------------------------------
     Common          Gary J. Novinskie (47)                                            1,077,233 shares            (2)
                     Director, President and Chief Operating Officer                         (1)
---------------------------------------------------------------------------------------------------------------------------
     Common          Dov Amir (73)                                                     2,536,547 shares           7.55%
                     Chairman of the Board of Directors and Chief Executive Officer          (3)
---------------------------------------------------------------------------------------------------------------------------
     Common          Louis W. Erlich (84)                                              2,072,245 shares           6.14%
                     Vice Chairman of the Board of Directors                                 (4)
---------------------------------------------------------------------------------------------------------------------------
     Common          David F. Lincoln (41)                                             2,570,000 shares           7.62%
                     Vice Chairman of the Board of Directors and Vice President              (5)
---------------------------------------------------------------------------------------------------------------------------
     Common          C. Warren Trainor (52)                                                305,000                 (2)
                     Director                                                               shares
                                                                                             (6)
---------------------------------------------------------------------------------------------------------------------------
     Common          All Directors and Officers of the Company as a Group                 9,001,025               21.71%
                                                                                            shares
                                                                                             (7)
===========================================================================================================================

(1) The stock ownership of Mr. Novinskie includes: warrants to purchase 200,000 shares of Daleco Common Stock on or before October 1, 2001 at $.35 per share; 800,000 options to purchase shares of Daleco Common Stock on or before November 12, 2002 at $.21875 per share; plus 77.235 shares owned directly.

(2) Percentages less than one percent are not indicated. In calculating the holder's percentage ownership, the shares of Common Stock subject to options and warrants are deemed to be outstanding.

(3)  See Footnote No. 1 to "PRINCIPAL HOLDERS OF VOTING SECURITIES".

(4)  See Footnote No. 2 to "PRINCIPAL HOLDERS OF VOTING SECURITIES".

(5)  See Footnote No. 3 to "PRINCIPAL HOLDERS OF VOTING SECURITIES".

(6) Mr. Trainor's stock ownership consists of 5,000 shares owned by him directly and 300,000 options to purchase shares of Daleco Common Stock on or before November 12, 2002 at $.21875 per share. The options are held by FRW, LLC, a limited liability company of which Mr. Trainor is a member. Mr. Trainor is a one-third member, and disclaims beneficial ownership of these options.

(7)  This group consists of 9 persons.

                               REVERSE STOCK SPLIT


REQUIRED VOTE

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the Reverse Stock Split. The Board of Directors recommends that the stockholders vote "FOR" the Reverse Stock Split.

GENERAL

         The Board of Directors has approved an Amendment to the Certificate of Incorporation of the Company to effect a Reverse Stock Split and to reduce the number of shares of Common Stock and Preferred Stock which the Company may issue. The complete text of the Certificate of Amendment which reflects the Amendment is set forth in Appendix A, however, such text is subject to change to the extent required by the Delaware Secretary of State. After approval of a majority of the stockholders entitled to vote at the annual meeting and upon filing of the Certificate of Amendment with the Delaware Secretary of State, the Reverse Stock Split will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Stock Split ("Old Shares") will be deemed automatically and without any action on the part of the stockholders to represent one-tenth the number of shares of Common Stock, $.01 par value per share, after the Reverse Stock Split ("New Shares"); provided, however, that no fractional New Shares will be issued as a result of the Reverse Stock Split. In lieu thereof, each stockholder whose Old Shares are not evenly divisible by ten will receive cash equal to the average of the closing bid and ask prices for Old Shares for the five successive trading days immediately preceding the Effective Date for the fractional New Share that such stockholder would otherwise be entitled to receive as a result of the Reverse Stock Split. After the Reverse Stock Split becomes effective, stockholders will be asked to surrender certificates representing Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing the New Shares will be issued and forwarded (together with any payment in lieu of fractional shares) to the stockholders, however, each certificate representing Old Shares will continue to be valid and represent New Shares equal to one-tenth the number of Old Shares until surrendered. The Common Stock issued pursuant to the Reverse Stock Split will be fully paid and nonassessable. In addition, the Company is presently authorized to issue up to 100,000,000 shares of stock, of which 50,000,000 shares are Common Stock, and 50,000,000 shares are Preferred Stock. The Amendment will reduce the number of shares of capital stock authorized by the Certificate of Incorporation to 30,000,000 shares, of which 20,000,000 shares will be Common Stock, and 10,000,000 will be Preferred Stock. Although a ten for one reverse split of the authorized stock of the Company would have reduced the authorized Common Stock and preferred stock to 5,000,000 shares each, and thus only 1,626,742 shares of Common Stock authorized and unissued (after giving effect to the reserve of 596,470 shares for the outstanding options and warrants), the Company believes that it would be in its best interest to have an additional 15,000,000 shares of Common Stock and 5,000,000 of preferred stock authorized with which to raise capital or to acquire additional assets without having to convene a special meeting to authorize further amendment of the Company's Certificate of Incorporation to authorize additional shares of stock The voting and other rights that presently characterize the Old Shares of Common Stock will not be altered by the Amendment.

         The Amendment will be effected by means of filing the Certificate of Amendment with the Delaware Secretary of State. The effective date ("Effective Date") of the Reverse Stock Split shall be the date of the annual meeting. The Certificate of Amendment will be filed with the Secretary of State effective as of the Effective Date. Without any further action on the part of the Company or the stockholders, after the Reverse Stock Split, a certificate representing Old Shares will be deemed to represent one-tenth the number of New Shares.

         Pursuant to the Delaware General Corporation Law, the Company's stockholders are not entitled to dissenters' rights of appraisal with respect to the Amendment.

REASONS FOR THE AMENDMENT

         The Board of Directors believes the Amendment is desirable for several reasons. The National Association of Securities Dealers Automated Quotation Stock Market ("NASDAQ") has announced changes to its Small Cap Market listing requirements which are to be effective February 23, 1998, which includes:
500,000 shares in the public float, a market value of the public float in excess of $1,000,000, more than two market makers, 300 holders of 100 shares or more, and a minimum bid price of $1.00. According to the NASDAQ's new requirements, the new price requirement will provide a safeguard against certain market activity associated with low-priced securities, and will enhance the credibility of the market. The bid price for the Common Stock of the Company has over the past year been below $1.00 primarily due to the conversion of the Company's Regulation S Debentures into Common Stock which substantially diluted the price of the stock. Prior to the first quarter of Fiscal 1997, the Company's Common Stock customarily traded in or above the $1.00 range. The Reverse Stock Split is intended to help the Company meet the $1.00 minimum bid price standard for the NASDAQ Small Cap Market. The Company believes that it already meets the other requirements for listing on the NASDAQ Small Cap Market, such as more than two market makers (the Company has over five) and more than 300 shareholders holding 100 shares or more, more than 500,000 share in the public float (after giving effect to the Reverse Stock Split), and a market value of the public float in excess of $1,000,000. The proposed Reverse Stock Split would not affect the Company's ability to meet any of these criteria and would allow the Company to meet the $1.00 per share bid price criteria which it presently does not. There can be no assurance that any or all of these effects will occur, including, without limitation, that the market price per New Share of Common Stock after the Reverse Stock Split will be ten times the market price per Old Share of Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ.

          The Reverse Stock Split also should enhance the acceptability of the Common Stock by the financial community and investing public. The reduction in the number of shares of Common Stock outstanding caused by the Reverse Stock Split presumably will increase the per share market price for the Common Stock. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading below $1.00 as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. In addition, many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stocks because the brokerage commission on a sale of a lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

         Although there can be no assurance that the price of the Company's shares after the Reverse Stock Split will actually increase in an amount proportionate to the decrease in the number of outstanding shares, the Reverse Stock Split is intended to result in a price level for the Common Stock that will reduce the effect of the above described policies and practices, broaden investor interest and provide a market that will more closely reflect the Company's underlying values. The increased value of the stock will enable the Company to utilize the stock for the acquisition of favorable prospects. The increased value will give greater value to any seller of assets and enable the Company to compete for better prospects in the market place without the need to fund the acquisition of such prospects through other conventional or unconventional means.

          Further, there is no assurance that the market for the Common Stock will be improved. Stockholders should note that the Board of Directors cannot predict what effect the Reverse Stock Split will have on the market price of the Common Stock.

PRINCIPAL EFFECTS OF THE AMENDMENT

         There were approximately 1,247 stockholders of record(1) of the Company on the record date and the Reverse Stock Split is not expected to cause the number of stockholders of record holding 100 shares or more to fall below 300. The Company has no plans for the cancellation or purchase of its shares from individuals holding a nominal number of such shares after the Reverse Stock Split Effective Date or to de-register the Common Stock. The Common Stock is currently registered under 12(b) of the Securities and Exchange Act of 1934 ("34 Act") and, as a result, the Company is subject to the periodic reporting

--------
         1 This number of stockholders does not necessarily include each stockholder whose accounts are held in "street name." It is customary that "street accounts" be consolidated into one or more accounts on the stock register of the Company.

and other requirements of the '34 Act. The Reverse Stock Split will not effect the registration of the Common Stock under the '34 Act. After the Effective Date, trades of the New Shares will continue to be reported on the NASDAQ Small Cap Market under the symbol "DLOV" for so long as the Company meets the NASDAQ requirements (See, "REASONS FOR THE AMENDMENT").

The principal effects of the Amendment will be:

1. Based upon 27,767,880 Old Shares outstanding as of December 1, 1997, the Reverse Stock Split will decrease the outstanding shares of Common Stock by approximately 90%, and thereafter approximately 2,776,788 New Shares will be outstanding. The Reverse Stock Split will not affect any stockholder's proportionate equity interest in the Company, subject to the provisions for the elimination of fractional shares as described herein.

2. The Company is presently authorized under its Certificate of Incorporation to issue up to 50,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. The Amendment reduces the authorized Common Stock to 20,000,000 shares and the authorized Preferred Stock to 10,000,000 shares. After the Reverse Stock Split, the Common Stock issued and outstanding will represent approximately 13.88% of the Company's authorized Common Stock whereas the Old Shares represented approximately 55.53% of the authorized Common Stock. There are 160,000 shares of Preferred Stock outstanding. After the Reverse Stock Split, approximately 16,626,742 shares of Common Stock and 9,984,000 shares of Preferred Stock will be available for future issuance by the Board of Directors without further action by the stockholders.

3. On December 1, 1997, the closing bid price of the Common Stock on NASDAQ was $.1875 per share. By decreasing the number of shares of Common Stock outstanding without altering the aggregate economic interest in the Company represented by such shares, the Board of Directors believes that the trading price will increase to a price that will meet the NASDAQ criteria for continued listing on the Small Cap Market system and more appropriate for a publicly-traded security. However, the actual conversion price will be the price on the Effective Date, which cannot be predicted at this time. Management believes that the price on the Effective Date should be higher than the price on December 1, 1997.

4. As of December 1, 1997, there were outstanding options to purchase an aggregate of shares of Common Stock with per share exercise prices ranging from $.2188 to $.35 and warrants to purchase an aggregate of shares of Common Stock with per share exercise prices ranging from $.4386 to $1.081. All of the outstanding warrants and options include provisions for downward adjustment in the number of shares covered thereby and a corresponding proportional increase in the exercise price thereof, in the event of a Reverse Stock Split. Each outstanding warrant/option after the Reverse Stock Split will evidence the right to purchase one-tenth of the shares of Common Stock previously covered thereby, and the exercise price per share will be ten times the previous exercise price. After the Reverse Stock Split there will be reserved for issuance upon exercise of outstanding options and warrants approximately 596,470 shares of Common Stock.

5. The holders of shares of the Common Stock are entitled to receive distributions of cash or other property, if any, that may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor, subject to the dividend priority of the holders of Preferred Stock of the Company, if any. Although the Reverse Stock Split will have an immediate effect on the Company's capital in excess of par value, the Reverse Stock Split and its impact on capital in excess of par value will not affect distributions to the Company's stockholders. The Company has never paid cash dividends on the Common Stock and has no plans to pay cash dividends in the foreseeable future. The current policy of the Board of Directors is to retain all available earnings for use in the operation and expansion of the Company's business. Any future dividends will depend upon the Company's earnings, capital requirements, financial condition and other relevant factors.


EXCHANGE OF STOCK CERTIFICATES

         As soon as practicable after the Effective Date, assuming approval of the Reverse Stock Split by the stockholders, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with the certificate(s) representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares into which his Old Shares have been reclassified as a result of the Reverse Stock Split. STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. No new certificate will be issued to a stockholder until he/she has surrendered his/her outstanding certificate(s) together with the properly completed and executed letter of transmittal. Until so surrendered, each current certificate representing Old Shares will be deemed for all corporate purposes after the Effective Date to evidence ownership of New Shares in the appropriately reduced number.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Shares of Common Stock will be held as a "capital asset" as defined in the Code. Holders of Old Shares of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

1.   The Reverse Stock Split will qualify as a recapitalization described in
     Section 386(a)(1)(E) of the Code.

2. No gain or loss will be recognized by the Company in connection with the Reverse Stock Split.

3. No gain or loss will be recognized by a stockholder who exchanges all of his Old Shares of Common Stock solely for New Shares of Common Stock, except to the extent of any cash received in lieu of a fractional share.

4. The aggregate basis of the New Shares of Common Stock to be received in the Reverse Stock Split (including any fractional share deemed received) will be the same as the aggregate basis of the Old Shares of Common Stock surrendered in exchange therefor.

5. The holding period of the New Shares of Common Stock to be received in the Reverse Stock Split (including any fractional share deemed received) will include the holding period of the Old Shares of Common Stock surrendered in exchange therefor.

6. A holder of Common Stock receiving cash in lieu of a fractional share will be treated as receiving the payment in connection with a redemption of the fractional share, with the tax consequences of the redemption determined under Section 302 of the Code. As such, a holder of Common Stock will generally recognize gain or loss upon such payment equal to the difference, if any, between such stockholder's basis in the fractional share (as described in 4. above) and the amount of cash received. Such gain or loss will be capital gain or loss and will be long-term capital gain loss if the stockholder's holding period (as described in 5. above) exceeds one year. A holder of Common Stock receiving cash in lieu of a fractional share may be subject to dividend treatment on such payment if the redemption of the fractional share is "essentially equivalent to a dividend" under Section 302 of the Code. However, based on a published IRS ruling, dividend treatment is unlikely if, taking into account the constructive ownership rules set forth in Section 318 of the Code, (a) the stockholder's relative stock interest in the Company is minimal, (b) the stockholder exercises no control over the Company's affairs and (c) there is a reduction in the stockholder's proportionate interest in the Company.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH THEIR OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

                       NON-QUALIFIED STOCK OPERATION PLAN


REQUIRED VOTE

         The shares represented by the enclosed proxy will be noted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" approval of the Non-Qualified Stock Option Plan. The Board of Directors recommends that the Stockholders vote "FOR" the Non-Qualified Stock Option Plan.

GENERAL

         The Board of Directors of the Company believes that it is in the best interest of the Company to enhance the Company's ability to secure and retain qualified key officers and outside Directors by affording them the opportunity to participate in the growth of the Company. There are presently six Directors of the Company of which two are outside Directors, that is Directors who are not employed by the Company, and there are two key officers who would be covered by this Plan. The proposed Non-Qualified Stock Option Plan ("Plan"), (a copy of which is attached hereto as Appendix "B") was approved by the Board of Directors on August 11, 1997 and requires approval by the shareholders of the Company. The Plan provides generally, that 3,000,000 shares (prior to giving consideration to a reverse stock split), if any, of Common Stock will be set aside for issuance to outside Directors and key officers of the Company. The Plan provides for the options to become fully vested in the grantee over a period of four (4) years, with one-quarter (1/4) of the option vesting on each of the four consecutive anniversary dates of the granting of the option. The option will become fully vested should the Company be acquired by any other entity.

         The exercise price of each option is the closing bid price for the Common Stock the day preceding the date of award of the option.

         The Plan shall terminate and no further grants may be made on the day following the annual meeting of shareholders in the year 2000.

         Although the Plan contains accelerated vesting should the Company be acquired, the Company does not view these provisions as being an anti-takeover device. While the Plan, as a whole, could be looked at as a potential device to thwart a hostile takeover, the Board of Directors has not adopted or considered the Plan, and the issuance of options thereunder, to be a tool by which to frustrate a takeover of the Company. (See, "ANTI-TAKEOVER PROVISIONS.")


                              ELECTION OF DIRECTORS

         The current Board of Directors consists of six (6) directors who were elected to serve for a period of one (1) year or until their successors are elected and qualified. The directors elected at the Annual Meeting and who qualify to serve will serve until their successors can be elected at the Annual Meeting to be held in 1999.

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of the nominees listed below. All of the nominees are now members of the Board of Directors. If any nominee becomes unavailable for any reason or if another vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted by the holders of such proxy in their sole discretion. The Board of Directors recommends that the Stockholders vote "FOR" the nominees.

Nominees

         Each member of the Board of Directors currently in office shall be a nominee for the Directors of the Company at the Annual Meeting. For information regarding the number of shares of the Company's stock beneficially owned by each nominee, (See "SECURITY OWNERSHIP OF MANAGEMENT" above.) Set forth below is certain information about each of the persons nominated to be Directors of the Company including the name, age, principal occupation, business experience and length of service as a Director of the Company:

Business Experience

Dov Amir (73)

         Mr. Amir is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Amir has been an officer and director of the Company since 1977, having previously held the position of President and Director. Mr. Amir is the Vice President and Director of Haly Corporation. Prior to joining the Company, Mr. Amir was involved in the development of natural resources and economic development projects in the United States, Africa, South America and Europe both in the capacity of a corporate executive and as a consultant. Mr. Amir holds a B.S.C. degree in Petroleum Engineering, Cum Laude and M.S.C. degree in Petroleum Engineering and Economics from the University of Southern California as well as post graduate courses in management and finance at USC and UCLA.

Louis W. Erlich (84)

         Mr. Erlich is a Vice Chairman of the Board of Directors. Mr. Erlich has been a director of the Company since 1977, having previously held the positions of Chairman of the Board of Directors and Vice President. Mr. Erlich is the President and a Director of Haly Corporation. Mr. Erlich has been involved in exploration and development of natural resources in United States and Mexico since 1938, both as a corporate executive and private entrepreneur. Mr. Erlich is a graduate of the University of California at Los Angeles.

Gary J. Novinskie (47)

         Mr. Novinskie is a Director, President and Chief Operating Officer of the Company. Mr. Novinskie was previously the Chief Operating Officer of Deven Resources, Inc. and assumed his new duties with the Company in October 1996. Prior to his employment with Deven Resources, Inc. Mr. Novinskie was a Vice President of Broad Street Financial Company, a privately held holding company in Columbus, Ohio for four (4) years. Mr. Novinskie also served as the President of Omni Exploration, Inc., a public oil and gas company for seven (7) years. Mr. Novinskie holds a B.S. from Penn State University in Petroleum and National Gas Engineering, and an M.B.A from Case Western Reserve University, majoring in Banking and Financing.

David F. Lincoln (41)

         Mr. Lincoln is a Vice Chairman of the Board of Directors and Vice President of the Company. Mr. Lincoln is a Managing Director with EnerTech Capital Partners, a venture capital firm specializing in technologies and services associated with utilities and energy related industries. Prior to assuming his duties with the Company in October, 1996, Mr. Lincoln was the President, Chief Executive Officer and Chairman of the Board of Directors of Deven Resources, Inc. Prior to forming Deven Resources in 1991, Mr. Lincoln was a Principal/Partner with CMS Companies, a Philadelphia-based private investment bank and financial services firm. Mr. Lincoln holds a B.A. with Honors in Geology from Colgate University and a M.S. in Energy Management and Policy from the University of Pennsylvania.

Eberhard Mueller (61)

         Mr. Mueller has been a director of the Company since October 1995. Mr. Mueller is the President and Director of Regent Ventures, Ltd. and a Director of Montaro Resources, Inc., both of which are engaged in mining exploration in Canada.

C. Warren Trainor (52)

         Mr. Trainor was appointed as a Director in October 1996. As a partner with the law firm of Ehmann, Van Denbergh & Trainor, P.C., located in Philadelphia, Pennsylvania, concentrating in Business and Oil and Gas Law, Mr. Trainor is general counsel to the Company. Previously, Mr. Trainor served as a Director of Deven Resources, Inc. Also, Mr. Trainor previously served as a Vice President and General Counsel for Omni Exploration, Inc. Presently, Mr. Trainor serves on the Board of Directors of North American Medical Centers, Inc. Mr. Trainor has a B.S. from the United States Military Academy in 1967 and a J.D. from Villanova University Law School in 1972.

Committees of the Board of Directors

         Audit Committee: The following persons have been appointed to serve on the Audit Committee:

                                 Gary J. Novinskie
                                 Eberhard Mueller
                                 C. Warren Trainor

         There has been one meeting of the Audit Committee at which the Company's accountants for fiscal 1997 were recommended for consideration of the Board of Directors and the Audited Financial Statements for Fiscal Year 1997 were reviewed with the Company's accountants Miller and Company. The Audit Committee's responsibilities include; reviewing and reporting to the Board of Directors on the appropriateness of the Company's accounting policies, the adequacy of financial controls and the reliability of the Company's financial information reported to the public; recommending independent accountants for appointment by the Board; reviewing and approving audit plans, reviewing and approving the Company's annual report on Form 10-K or 10-KSB, as appropriate; and advising the Board concerning the work of the Company's independent accountants.

         Compensation Committee: The following persons have been appointed to serve on the Compensation Committee:

                                 Louis Erlich
                                 David F. Lincoln
                                 C. Warren Trainor

         Since its formation, there has been one meeting of the Compensation Committee. The Compensation Committee's responsibilities include the recommendation to the Board of Directors on the salaries and other compensation appropriate for the officers of the Company.

         Executive Committee: The following persons have been appointed to serve on the Executive Committee:

                                 Dov Amir
                                 Gary J. Novinskie
                                 David F. Lincoln

         There have been four (4) meetings of the Executive Committee since its formation. The function of the Committee is to exercise the authority of the Board of Directors in the management of the business of the Company between regular meetings of the Board of Directors.

Meetings of the Board of Directors

         During the Company's fiscal year ended September 30, 1997, the Company held six (6) meetings of the Board of Directors. Each director attended at least 75% of the meetings.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:


===========================================================================================================
  NAME AND AGE                                              OFFICE HELD
-----------------------------------------------------------------------------------------------------------
Dov Amir (73)                            Chairman of the Board and Chief Executive Officer (1)
-----------------------------------------------------------------------------------------------------------
Gary J. Novinskie (47)                   President and Chief Operating Officer and Director (1)
-----------------------------------------------------------------------------------------------------------
Louis W. Erlich (84)                     Vice Chairman of the Board of Directors (1)
-----------------------------------------------------------------------------------------------------------
David F. Lincoln (41)                    Vice Chairman of the Board of Directors and Vice President (1)
-----------------------------------------------------------------------------------------------------------
Edward J. Furman (43)                    Treasurer
-----------------------------------------------------------------------------------------------------------
Maria L. Woodward (32)                   Secretary
-----------------------------------------------------------------------------------------------------------
Jody Spencer (53)                        Assistant Secretary
===========================================================================================================

     (1) See "SECURITY OWNERSHIP OF MANAGEMENT" and "ELECTION OF DIRECTORS" for positions held and experience.

                             EXECUTIVE COMPENSATION

         For the period ending September 30, 1997 the Company had six (6) full-time employees. The following table sets forth the compensation paid its three (3) highest paid officers for the past three (3) years.

                                                  Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Long Term Compensations
------------------------------------------------------------------------------------------------------------------------------------
                                         Annual Compensation                  Awards                Payouts
------------------------------------------------------------------------------------------------------------------------------------
       (a)            (b)       (c)         (d)         (e)            (f)             (g)            (h)             (i)
------------------------------------------------------------------------------------------------------------------------------------
    Name and                                                                        Securities
    Principal                                       Other Annual    Restricted       Underlying    LTIP Payouts     All other
    Position         Year      Salary       Bonus   Compensation  Stock Award(s)    Options/SARs       ($)        Compensation
                                 ($)         ($)        ($)             ($)             (#)                            ($)
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir             1994      96,000         0        10,965            0               0              0               0
President
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir             1995      96,000         0        11,100            0               0              0               0
President
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir             1996      96,000         0        14,100            0               0              0               0
President
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir             1997      99,000         0        14,100            0               0              0               0
President
------------------------------------------------------------------------------------------------------------------------------------
Louis Erlich         1994      96,000         0        10,965            0               0              0               0
Chairman of the
Board and Vice
President
------------------------------------------------------------------------------------------------------------------------------------
Louis Erlich         1995      96,000         0        11,100            0               0              0               0
Chairman of the
Board and Vice
President
------------------------------------------------------------------------------------------------------------------------------------
Louis Erlich         1996      96,000         0        14,100            0               0              0               0
Chairman of the
Board and Vice
President
------------------------------------------------------------------------------------------------------------------------------------
Louis Erlich         1997      99,000         0        14,100            0               0              0               0
Chairman of the
Board and Vice
President
------------------------------------------------------------------------------------------------------------------------------------
Gary J.              1997      100,000        0          0               0            800,000           0               0
Novinskie
President
====================================================================================================================================

1. As of March 1, 1997, the Company's management agreement with Haly Corporation was terminated, with Messrs. Amir and Erlich becoming employees of Daleco. All accounting and other functions of the Company relating to its management were relocated to the Company's office in Wayne, Pennsylvania from Haly's offices in California. Messrs. Amir and Erlich's offices remain, however, in California. Mr. Amir and Erlich are reported as if they had been employees of Daleco for the entirety of Fiscal 1997.

2.   Mr. Erlich resigned as an officer of the Company as of January 1, 1998.

                            COMPENSATION OF DIRECTORS

         On December 6, 1996, the Board of Directors unanimously voted to abolish fees for Directors, but agreed to reimburse Directors for travel and lodging, if any, actually incurred by a Director in conjunction with his attendance at a meeting of the Board. In Fiscal 1997, the Company incurred $833.74 of costs, reimbursable to Directors, in connection with Directors attendance at Board Meetings.

         Historically, the Company has incurred, but not paid, Directors fees of $10,989 in Fiscal 1996, $10,905 in Fiscal 1995 and $11,071 in Fiscal 1994.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected the accounting firm of Miller & Company to be the Company's accountants to audit the books and records of the Company and its subsidiaries for the 1998 fiscal year. This firm audited the books and records of the Company for Fiscal 1997. The Board of Directors recommends the selection of Miller & Company as the Company's accountants for the fiscal year ending September 30, 1998. Miller & Company has no material relationship with the Company and is considered well qualified.

         As a result of the Company's re-domestication from Canada, to Delaware effective as of October 1, 1996, it was necessary for the Company to obtain a United States auditor. While the Company had a good relationship with its Canadian auditors, it was felt by the Company that it would be more beneficial for the Company to employ a smaller accounting firm from which it would receive more personal and prompt service than it would at one of the big four accounting firms, primarily due to the Company's size. With this in mind, the Company selected Miller & Company who have a historical relationship and familiarity with the Company through Haly Corporation for whom Miller & Company has acted as auditors for over 15 years.

         The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Miller & Company as the Company's independent certified public accountants.

         A representative of Miller & Company, the Company's accountants for Fiscal 1997 is expected to be present at the Annual Meeting.

                                  ANTI-TAKEOVER

         The Board of Directors has not adopted any anti-takeover amendments, but reserves the right to do so. There are presently 49,840,000 shares of preferred stock, par value $.01, authorized but unissued, and approximately 16,267,415 shares of Common Stock, par value $.01, available, after giving effect to reserves for the exercise of all warrants and options unissued and which could be utilized by existing management, which presently holds 19.62% of all of the issued and outstanding Common Stock (See "Principal Holders of Voting Securities" and "Security Ownership of Management"), as an anti-takeover device. Issuance of options under the Non-Qualified Stock Option Plan might also be considered an anti-takeover device, but it is not intended to be so. (For a list of outstanding warrants and options see the Annual Report which accompanies this Proxy Statement.) Likewise, the Company could frustrate a takeover by the sale of a large block of capital stock through a private placement with a friendly third party sympathetic to management or the creation of a "poison pill" by which capital stock would be issued to existing management or the shareholders as a special dividend. The acceleration of the vesting of the options under the Non-Qualified Stock Option Plan is not intended to be a "poison pill" defense. Rather, it is a means by which the recipients would be rewarded for their efforts and labors on behalf of the Company. The vesting provisions of the Non-Qualified Stock Option Plan was a means by which to Board of Directors wanted to entice the recipients to remain with the Company to insure growth and prosperity. While these are all potential mechanisms which might be considered by the Board of Directors to frustrate a hostile takeover of the Company, the Board of Directors has not considered such actions and none has been put into effect.

         Should the shareholders approve the Reverse Stock Split, it would not concentrate ownership of the Company in any one group of shareholders of the Company. (See "REVERSE STOCK SPLIT"). As such, the Reverse Stock Split would be essentially neutral and should not be considered as an anti-takeover device.

                              CERTAIN RELATIONSHIP

         Mr. C. Warren Trainor, Esquire, is a partner in the firm of Ehmann, Van Denbergh & Trainor, P.C., which acts as general counsel to the Company. In Fiscal 1997, the Company paid Ehmann, Van Denbergh & Trainor, P.C. the amount of $182,053.80 for legal services and reimbursement of costs and incurred. Additional charges of $113,732.11 remain unpaid as of September 30, 1997 for services rendered and the reimbursement of costs.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be brought before the Annual Meet of the Stockholders. Should any other matter be properly issued at the meeting, however, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment as to each such matter raised.

                           INCORPORATION BY REFERENCE

         The Company incorporates herein by reference the audited financial statements of the Company as set forth in the Annual Report distributed to each shareholder with this Proxy Statement.

                            EXPENSES OF SOLICITATION

         The expenses associated with the preparation, assembling, printing and mailing of the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company.

Dated:   __________, 199_                    By Order of the Board of Directors


                                             ___________________________________
                                             Gary J. Novinskie, President

                                   APPENDIX A

                           CERTIFICATE OF AMENDMENT TO
                       THE CERTIFICATE OF INCORPORATION OF
                          DALECO RESOURCES CORPORATION

DALECO RESOURCES CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

                              DOES HEREBY CERTIFY:

FIRST: That on December 1, 1997, the Board of Directors of the Corporation duly adopted by unanimous vote in accordance with the provisions of Section 141 of the Delaware General Corporation Law ("DGCL") proposing and declaring the following amendment of the Certificate of Incorporation of the Corporation to be advisable and recommending the adoption of such amendment by the stockholders of the Corporation.

SECOND: That at a meeting and by majority vote of the stockholders of the Corporation, the requisite stockholder approval was given to the following amendment in accordance with the provisions of Section 242 of the DGCL at a meeting called pursuant to Section 222 of the DGCL.

THIRD: The Certificate of Incorporation of the Corporation is amended by: (i) deleting paragraph (a) of Article Fourth thereof and replacing in lieu and instead thereof the following:

         "(a) 20,000,000 common shares with a par value of $0.01 per share, the rights of the holders thereof being equal in all respects including the rights, among other things:" and

(ii) deleting the first sentence of paragraph (b) Article Fourth thereof, and replacing in lieu and instead thereof the following:

         "(b) 10,000,000 preferred shares with a par value of $0.01 per share ("Preferred Stock")."

Effective as of the close of business on the day of the filing of the Certificate of Amendment which contains this provision with the Secretary of State of the State of Delaware, each share of Common Stock, par value $.01 per share ("Old Common Stock"), issued at such time shall be and hereby is automatically reclassified and changed into one-tenth of one share of Common Stock, par value $.01 per share ("New Common Stock"), without any action by the holder thereof, provided that no fractional shares shall be issued pursuant to such reclassification and change. Effective as of the close of business on the day of the filing of the Certificate of Amendment which contains this provision with the Secretary of State of the State of Delaware, each certificate outstanding and previously representing shares of Old Common Stock shall, until surrendered and exchanged, be deemed, for all corporate purposes, to constitute and represent the number of whole shares of New Common Stock of the Corporation into which the outstanding shares of Old Common Stock previously represented by such certificate were converted by virtue of the reverse stock split.

FOURTH: That the amendment was duly adopted in accordance with the provisions of Sections 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective as of the date of the annual meeting or such other date as specified at the time of filing in the office of the Secretary of State of the State of Delaware.

                                   Appendix B

                       NON-QUALIFIED STOCK OPTION PLAN OF
                          DALECO RESOURCES CORPORATION


                  DALECO RESOURCES CORPORATION, a corporation organized under the laws of the State of Delaware, hereby adopts this Non-Qualified Stock Option Plan (the "Plan" as defined below). The Plan provides for the grant of non-qualified stock options to participants and will be submitted for the approval of the Company's stockholders at the first annual meeting of shareholders after the date of the Plan's initial adoption by the Board and the Plan will become effective subject to obtaining such approval.

1.     DEFINITIONS

                  Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

                  1.1 "Company" shall mean Daleco Resources Corporation.

                  1.2 "Affiliate" shall mean any corporation in which the Company owns, directly or indirectly, twenty-five percent or more of the voting stock.

                  1.3 "Board" shall mean the Board of Directors of the Company.

                  1.4 "Committee" shall mean the committee which has been appointed to administer the Plan under the provisions of Section 2 of the Plan; if no committee has been formed, it shall mean the Board.

                  1.5 "Participant" shall mean a person to whom an option is awarded.

                  1.6 "Option" shall mean an option granted under the provisions of Section 4 of the Plan to purchase Common Stock, par value $.01 per share, of the Company.

                  1.7 "Optionee" shall mean a Participant to whom an option is granted.

                  1.8 "Fair Market Value" shall be the mean of the closing bid and asked prices of the Company's Common Stock as quoted by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System for the date in question. If no closing bid and asked prices are quoted by NASDAQ for such date, the next preceding date for which such closing prices are quoted shall be used.

                  1.9 "Code" shall mean the Internal Revenue Code, in effect from time to time. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

                  1.10 "Total Disability" shall mean a permanent and total disability so determined in accordance with Section 72(m)(7) of the Code.

                  1.11 "Secretary" shall mean the Secretary or Assistant Secretary of the Company.

                  1.12 "Plan" shall mean this Non-Qualified Stock Option Plan.

                  1.13 "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2. ADMINISTRATION

                  2.1 APPOINTMENT OF COMMITTEE The Committee shall consist of at least one Director, appointed by and holding office at the pleasure of the Board.

                  2.2 DUTY AND POWER OF COMMITTEE

                          It shall be the duty of the Committee to conduct the
general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the options and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall not have any discretion to determine who will be granted Options, or to determine the number of shares subject to any Option granted to any Optionee or the purchase price thereunder. Moreover, the Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to Optionees under the Plan. The Secretary shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

                  2.3 COMMITTEE ACTIONS

                           The Committee may act either by vote of a majority of
its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee.

                  2.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

                           Members of the Committee shall not receive any
compensation for their services as members, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, or other persons. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan and all members of the Committee shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

         3. SHARES SUBJECT TO PLAN

                  3.1 LIMITATIONS

                           The shares of stock issuable pursuant to Options
shall be shares of the Company's $.01 par value Common Stock ("Shares"). The total number of such Shares which may be subjected to Options granted under the Plan shall not exceed 3,000,000 in the aggregate. The Shares deliverable upon the exercise of Options may be made available from authorized but unissued Shares or Shares reacquired by the Company, including Shares purchased in the open market or in private transactions.

                  3.2 EFFECT OF UNEXERCISED OR CANCELED OPTIONS

                           If an option expires or is canceled for any reason
without having been fully exercised or vested, the number of Shares subject to such Option which were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option granted hereunder (to the same Optionee or to a different Optionee).

                  3.3 CHANGES IN COMPANY'S SHARES

                           In the event that the outstanding shares of common
stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's Common Stock or of another class of the Company's stock), spin-off or combination of shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares which may be issued on exercise of Options.

                  3.4 CORPORATE TRANSACTIONS

                           New options may be substituted for the Options
granted under this Plan, or the Company's obligations as to Options outstanding under this Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding the foregoing, if such employer corporation, or parent or subsidiary of such employer corporation, does not substitute new and substantially equivalent options for the Options granted hereunder, or assume the Options granted hereunder, the Options granted hereunder shall terminate (A) upon dissolution or liquidation of the Company, or similar occurrence, or (B) upon any merger, consolidation, acquisition, separation, or similar occurrence, where the Company will not be a surviving corporation; provided, however, that each Optionee shall be mailed notice at least thirty-five (35) days prior to such dissolution, liquidation, merger, consolidation, acquisition, separation, or similar occurrence, and shall have at least thirty (30) days after the mailing of such notice to exercise his or her Option in whole or in part, without regard to whether the option is then immediately exercisable.

         4.      STOCK OPTIONS

                  4.1 GRANTING OF OPTIONS

                           4.1.1 ELIGIBILITY

                                    Each Director and officer of the Company and
designated professionals employed by the Company who have tendered invaluable assistance in the efforts of the Company to become viable shall be eligible to be granted options.

                           4.1.2 GRANTING OF OPTIONS

                                    Options may be granted to Participants at
the discretion of the Board of Directors. The Options shall be granted for a period of five (5) years from the date of grant and shall be at an option price equal to the closing bid price for the shares of Common Stock of the Company on the last business day preceding the award of the grant of the option.

                  4.2 TERMS OF OPTIONS

                           4.2.1 OPTION AGREEMENT

                                    Each Option shall be evidenced by a written
stock option agreement which shall be executed by the Optionee and the Company and which shall contain such terms and conditions as the Committee determines are required by the Plan.

                           4.2.2 OPTION PRICE

                                    The price of the shares subject to each
Option shall be as set forth in Section 4 (a)(2) above.

                           4.2.3 DATE OF GRANT

                                    The date on which an Option shall be granted
shall be the date determined in accordance with Section 4(a)(2).

                           4.2.4 COMMENCEMENT OF EXERCISABILITY

                                    The Option shall be vested in equal
installments of twenty-five percent (25%) of the Option award per year. Should, however, an event described in Section 3(D) occur, the Option shall be fully vested in the holder thereof without further action by any party.

                           4.2.5 EXPIRATION OF OPTIONS

                                    4.2.5.1 Except as otherwise provided in
Section 4(b)(5)(B), each Option shall terminate on the expiration of five (5) years from the date the Option was granted.

                                    4.2.5.2 Each Option which has become
exercisable may be exercised until the first to occur of the following events:

                                          4.2.5.2.1 The expiration of the
options in accordance with their terms; or

                                          4.2.5.2.2 Three months after the
termination of the Optionee's affiliation with the Company, or any subsidiary of the Company without cause; or

                                          4.2.5.2.3 Upon his discharge for
cause; or

                                          4.2.5.2.4 The expiration of six (6)
months from the date Optionee's death.

                           4.2.6 ADJUSTMENT IN OUTSTANDING OPTIONS

                                    In the event that the outstanding shares of
the stock subject to options are increased or decreased or changed into or exchanged for a different number or kind of shares of the Company, or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's Common Stock or of another class of the Company's stock), spin-off or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in option price per share. Any such adjustment made by the Committee shall be final and binding upon all optionees, the Company and all other interested persons.

                  4.3 EXERCISE OF OPTIONS

                           4.3.1 PERSON ELIGIBLE TO EXERCISE

                                    Only the Optionee may exercise an Option
granted to him or her or any portion thereof.

                           4.3.2 FRACTIONAL SHARES

                                    The Company shall not be required to issue
fractional shares on exercise of an option.

                           4.3.3 MANNER OF EXERCISE

                                    An exercisable option, or any exercisable
portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following:

                                    4.3.3.1 Notice in writing signed by the
Optionee stating that such option or portion is exercised, such notice complying with all applicable rules established by the Committee;

                                    4.3.3.2 Full cash payment for the shares
with respect to which such Option or portion is thereby exercised and which are to be delivered to him or her pursuant to such exercise; and

                                    4.3.3.3 Such representations and documents
as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

                           4.3.4 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

                                    The Company shall not be required to issue
or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                                    4.3.4.1 The admission of such shares to
listing on all stock exchanges on which such class of stock is then listed;

                                    4.3.4.2 The completion of any registration
or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable;

                                    4.3.4.3 The obtaining of any approval or
other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable;

                                    4.3.4.4 The provision for any income tax
withholding which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

                                    4.3.4.5 The lapse of such reasonable period
of time following the exercise of the option as the Company may determine, in its absolute discretion, from time to time to be necessary or advisable for reasons of administrative convenience.

                           4.3.5 RIGHTS OF STOCKHOLDERS

                                    An Optionee shall not be, nor have any of
the rights of, a stockholder of the Company in respect to any shares which may be purchased upon the exercise of any option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee.

         5. MISCELLANEOUS PROVISIONS

                  5.1 OPTIONS NOT TRANSFERABLE

                           No Option or interest or right therein or part
thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 5(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

                  5.2 AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

                           The Plan may be wholly or partially amended or
otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 3(c), modify the requirements as to eligibility for participation in this Plan, increase the limits imposed in Section 3(a) on the maximum number of shares which may be the subject of Options granted under the Plan, amend Section 4(b)(5)(A) or (B) to permit the exercise of an option after expiration of 10 years from the date the Option was granted or otherwise materially increase the benefits accruing to participants under the Plan. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

                  5.3 LIMITATION OF RIGHTS

                           Neither the Plan nor the granting of an Option nor
any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, between a Participant and the Company, other than as set forth in the Plan.

                  5.4 EFFECTIVE DATE, SHAREHOLDERS APPROVAL AND DURATION

                           The Plan shall become effective upon its adoption by
the Board. However, no Option may be exercised until this Plan is approved by a vote of the holders of a majority of the outstanding shares of the Company's Common Stock at the first annual meeting of shareholders next following the effective date. If the Shareholders do not approve the Plan, the Plan shall not be effective and any and all actions taken prior to such disapproval shall be null and void or shall, if necessary, be deemed to have been fully rescinded. The period during which Options may be granted shall terminate on the day following the annual meeting of shareholders in the year 2000 (unless the Plan is extended or terminated at an earlier date by the shareholders), but such termination shall not affect the terms of any then outstanding options.

                  5.5 TITLES

                           Titles are provided herein for convenience only and
are not to serve as a basis for interpretation or construction of the Plan,

                  TO RECORD the adoption of this Plan, the Board has caused this instrument to be executed on this 11th day of August, 1997.

                                                    DALECO RESOURCES CORPORATION




                                                    By:  /s/DOV  AMIR
                                                         ----------------------
                                                         Chairman

                             STOCK OPTION AGREEMENT
                          DALECO RESOURCES CORPORATION

                  A. A STOCK OPTION for a total of __________ shares of Common Stock, par value of $.01, of Daleco Resources Corporation, a Delaware corporation (herein the "Company"), is hereby granted to ______________________ _________________________________________ (herein the "Optionee"), subject in all respects to the terms and provisions of the Non-Qualified Stock Option Plan of Daleco Resources Corporation (herein the "Plan"), dated ____________________, which has been adopted by the Company and which is incorporated herein by reference.

                  B. The option price as determined by the Board of Directors of the Company is $.____ per share.

                  C. This Option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law or valid regulation. The Optionee, as a condition to his exercise of this Option, shall represent to the Company that the shares of Common Stock of the Company that he acquires under this Option are being acquired by him for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

                  D. This Option may not be transferred in any manner and may be exercised during the lifetime of the Optionee only by the Optionee and not by any agent or representative thereof.

                                           DALECO RESOURCES CORPORATION


Date:    ____________________              By: ________________________________


                     ______________________________________

                  The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan. The Option hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors upon any questions arising under the Plan.


Date:    ____________________              By: ________________________________

                                      PROXY
                          DALECO RESOURCES CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF      The undersigned hereby appoints Dov
THE BOARD OF DIRECTORS.                   Amir and Gary Novinskie, and each of
                                          them, jointly and severally, proxies
                                          with full power of substitution to
                                          vote, as designated below, all shares
                                          of Stock which the undersigned is
PLEASE CHECK HERE IF YOU PLAN TO          entitled to vote at the Annual Meeting
ATTEND THE ANNUAL MEETING. / /            of Stockholders of Daleco Resources
                                          Corporation to be held on February 16,
                                          1998, or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN        DATED:
THIS PROXY PROMPTLY IN THE ENCLOSED       ________________________________, 1998
ENVELOPE.
                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________
NAME AND ADDRESS                                      (SIGNATURE)
(PLACE LABEL HERE)

IMPORTANT: Please sign on the signature line exactly as your name is printed on ---------- this Proxy. When shares are held by joint tenants, both should sign.
            When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner.

If instructions are not given in the spaces provided, the shares represented by this Proxy, duly executed, will be voted (i) in favor of Management's Proposal to conduct a 10 for 1 Reverse Stock Split; (ii) in favor of Management's Proposal for the adoption of a Non-Qualified Stock Option Plan; (iii) in favor of Management's Proposals for the election of directors named in Proposal 3,
(iv) in favor of the appointment of Miller & Company or such other accounting firm as recommended by the Audit Committee of the Board of Directors as the Company's independent accountants in Proposal 4 and (v) in the discretion of the persons appointed proxies hereby as to any other business that may properly come before the meeting and any adjournment thereof in Proposal 5, all as set forth on the reverse side hereof.

       MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING MANAGEMENT PROPOSALS



1.   Proposal to conduct a 10 for 1 reverse stock split.

     FOR  [ ]                 AGAINST  [ ]                ABSTAIN  [ ]



2. Proposal to adopt a Non-Qualified Stock Option Plan for officers and outside Directors of the Company.

     FOR  [ ]                 AGAINST  [ ]                ABSTAIN  [ ]



3. Election of DIRECTORS for a term expiring in 1999: Dov Amir, Louis W. Erlich, Gary J. Novinskie, David F. Lincoln, Eberhard Mueller and C. Warren Trainor

     FOR all nominees (except as marked    WITHHOLD AUTHORITY to vote for all
     to the contrary below)          [ ]   nominees                          [ ]

     ------------------------------------

     To withhold authority to vote for any individual nominee, write that nominee's name here.

4. Proposal to ratify the selection of Miller & Company or such other accounting firm as recommended by the Audit Committee of the Board of Directors as the Company's independent accountants.

     FOR  [ ]                 AGAINST  [ ]                ABSTAIN  [ ]



5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.






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